EXHIBIT 99.1

Starco Brands (STCB) Announces National Retail Distribution of WhipshotsTM

WhipshotsTM to hit retail shelves starting this month

Santa Monica, CA (February 9, 2022) — Starco Brands today announced that WhipshotsTM, the groundbreaking vodka-infused whipped cream in partnership with global recording artist Cardi B, has launched its national retail program with their current distributor RNDC (Republic National Distributing Company). Their strategic expansion into retail includes both digitaly native instant-delivery and traditional brick and motar retailers, making the highly-demanded product available to the broader mass retail consumer market.

Following an unprecedented launch in December 2021, and being hailed as one of the largest consumer product launches of 2021, WhipshotsTM is launching its retail expansion. As of this month, Whipshots is available for purchase at GoPuff, BevMo, Liquor Barn, and Total Wines and Spirits in California, Colorado, Washington and Florida, with additional regions anticipated to be added monthly. WhipshotsTM will initially be available for retail purchase in 50mL ($5.99) and 200mL ($14.99) sizes in all three flavors: vanilla, caramel and mocha.

“This is the result of an incredibly well-thought-out launch and now retail strategy that has been executed by a truly wonderful and brilliant team,” says Ross Sklar, CEO of Starco Brands. “The strategic alignment with our production, distributors and retail partners, along with our disruptive marketing initiatives both online and in store, accelarates our distribution allowing us to finally meet our overwhelming demand.”

A luxurious addition to any cocktail or dessert, WhipshotsTM has 10% Alc./Vol, does not require refrigeration, and is unique in the spirits market.

Starco Brands prides itself on only commercializing behavior-changing products and technologies. Together with its retail partners, Starco Brands is making WhipshotsTM easily accessible to consumers, so more people in more places can party like Cardi.

Follow @whip_shots and visit Whipshots.com for more information.

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About WhipshotsTM

Developed by Starco Brands, WhipshotsTM is a first-of-its-kind alcoholic whipped cream that is a party in a can and launched in 2021 with Partner Cardi B. WhipshotsTM is a playful shot of sophistication that will indulge your curiosity and senses. The boozy whipped cream is non-dairy (contains caseinate), does not require refrigeration and can be found next to other spirits at retail locations and behind the bar. Follow WhipshotsTM @whip_shots and visit whipshots.com for more information.

About Starco Brands

Starco Brands (STCB) is an innovative branded consumer packaged goods company focused on technological innovation that changes the current landscape for the better. Starco Brands invents cutting-edge brands that change our behavior. Starco Brands is a public company for the public and develops products across a variety of categories including: Household Cleaning, Personal Care, OTC, Food, Beverage & Spirits and DIY Hardware. For more information about Starco Brands, please visit www.starcobrands.com.

Forward-Looking Statements

Any statements in this press release about the Company’s future expectations, plans and prospects, including statements about our financing strategy, future operations, future financial position and results, market growth, new product launches and product growth, total revenue, as well as other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” and similar expressions, constitute forward-looking statements within the meaning of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. The Company may not actually achieve the plans, intentions or expectations disclosed in the Company’s forward-looking statements, and you should not place undue reliance on the Company’s forward-looking statements. All forward-looking statements are subject to assumptions, risks and uncertainties that may change at any time, and readers are therefore cautioned that actual results could differ materially from those expressed in any forward-looking statements. The Company undertakes no obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law. All forward-looking statements in this document are qualified in their entirety by this cautionary statement.

Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward looking statements the Company makes as a result of a variety of risks and uncertainties, including risks related to the Company’s estimates regarding the potential market opportunity for the Company’s current and future products and servicesand our ability to successfully launch new products. In addition, the forward-looking statements included in this press release represent the Company’s views as of the date hereof. The Company anticipates that subsequent events and developments may cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof

MEDIA CONTACT:

Ariel Moses l Rogers & Cowan PMK

Whipshots@rogersandcowanpmk.com